PROSPECTUS SUPPLEMENT                          This Prospectus Supplement, filed
FOR THE PERIOD ENDING                          pursuant to Rule 424(b)(3),
JULY 31, 2000 TO                               relates to Registration Statement
PROSPECTUS DATED                               33-71504-01 and the Prospectus
NOVEMBER 16, 1993                              dated November 16, 1993





                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2000



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                         0-23108                     Not Applicable
--------                         -------                     --------------
(State of                        (Commission                 (IRS Employer
organization)                    File Number)                Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 323-7434


                           c/o Greenwood Trust Company
                           12 Read's Way
                           New Castle, Delaware 19720
                           --------------------------
             (Former name or address, if changed since last report)

                                  Page 1 of 209
                         Index to Exhibits is on page 9

Item 5.  Other Events

A)  Series 1993-3:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1993-3, which is attached as
Exhibit 20(a) hereto.

B)  Series 1994-2:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1994-2, which is attached as
Exhibit 20(b) hereto.

C)  Series 1995-1:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1995-1, which is attached as
Exhibit 20(c) hereto.

D)  Series 1995-2:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1995-2, which is attached as
Exhibit 20(d) hereto.

E)  Series 1995-3:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1995-3, which is attached as
Exhibit 20(e) hereto.

F)  Series 1996-1:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1996-1, which is attached as
Exhibit 20(f) hereto.

G)  Series 1996-2:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1996-2, which is attached as
Exhibit 20(g) hereto.

H)  Series 1996-3:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1996-3, which is attached as
Exhibit 20(h) hereto.

I)  Series 1996-4:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1996-4, which is attached as
Exhibit 20(i) hereto.

J)  Series 1997-1:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1997-1, which is attached as
Exhibit 20(j) hereto.

K)  Series 1997-2:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1997-2, which is attached as
Exhibit 20(k) hereto.

L)  Series 1997-3:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1997-3, which is attached as
Exhibit 20(l) hereto.

M)  Series 1997-4:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1997-4, which is attached as
Exhibit 20(m) hereto.

N)  Series 1998-1:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1998-1, which is attached as
Exhibit 20(n) hereto.

O)  Series 1998-2:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1998-2, which is attached as
Exhibit 20(o) hereto.

P)  Series 1998-3:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1998-3, which is attached as
Exhibit 20(p) hereto.

Q)  Series 1998-4:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1998-4, which is attached as
Exhibit 20(q) hereto.

R)  Series 1998-6:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1998-6, which is attached as
Exhibit 20(r) hereto.

S)  Series 1998-7:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1998-7, which is attached as
Exhibit 20(s) hereto.

T)  Series 1999-1:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1999-1, which is attached as
Exhibit 20(t) hereto.

U)  Series 1999-2:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1999-2, which is attached as
Exhibit 20(u) hereto.

V)  Series 1999-3:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1999-3, which is attached as
Exhibit 20(v) hereto.

W)  Series 1999-4:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1999-4, which is attached as
Exhibit 20(w) hereto.

X)  Series 1999-5:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1999-5, which is attached as
Exhibit 20(x) hereto.

Y)  Series 1999-6:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 1999-6, which is attached as
Exhibit 20(y) hereto.

Z)  Series 2000-1:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-1, which is attached as
Exhibit 20(z) hereto.

AA) Series 2000-2:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-2, which is attached as
Exhibit 20(aa) hereto.

AB) Series 2000-3:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-3, which is attached as
Exhibit 20(ab) hereto.

AC) Series 2000-4:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-4, which is attached as
Exhibit 20(ac) hereto.

AD) Series 2000-A:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-A, which is attached as
Exhibit 20(ad) hereto.

AE) Series 2000-5:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-5, which is attached as
Exhibit 20(ae) hereto.

AF) Series 2000-6:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-6, which is attached as
Exhibit 20(af) hereto.

AG) Series 2000-7:
On August 15, 2000 the Registrant made available the Monthly Certificateholders' Statement for July 2000 with respect to Series 2000-7, which is attached as
Exhibit 20(ag) hereto.

Item 7.  Financial Statements and Exhibits

c) Exhibits


Exhibit No.         Description
-----------         -----------
20(a)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1993-3.

20(b)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1994-2.

20(c)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1995-1.

20(d)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1995-2.

20(e)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1995-3.

20(f)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1996-1.

20(g)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1996-2.

20(h)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1996-3.

20(i)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1996-4.

20(j)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1997-1.

20(k)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1997-2.

20(l)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1997-3.

20(m)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1997-4.

20(n)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1998-1.

20(o)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1998-2.

20(p)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1998-3.

20(q)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1998-4.

20(r)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1998-6.

20(s)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1998-7.

20(t)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1999-1.

20(u)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1999-2.

20(v)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1999-3.

20(w)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1999-4.

20(x)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1999-5.

20(y)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 1999-6.

20(z)               Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-1.

20(aa)              Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-2.

20(ab)              Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-3.

20(ac)              Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-4.

20(ad)              Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-A.

20(ae)              Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-5.

20(af)              Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-6.

20(ag)              Monthly Certificateholders' Statement, related to the month ending
                    July 31, 2000, for Series 2000-7.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           DISCOVER CARD MASTER TRUST I
                                     (Registrant)

                           By: DISCOVER BANK (formerly Greenwood Trust Company)
                               as originator of the Trust

                           By: Michael F. Rickert
                               -------------------------------------------------
                               Michael F. Rickert
                               Assistant Vice President and Assistant
                               Treasurer


Date:  August 15, 2000

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
20(a)               Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1994-2.

20(c) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1995-1.

20(d) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1995-2.

20(e) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1995-3.

20(f) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1996-1.

20(g) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1996-2.

20(h) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1996-3.

20(i) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1996-4.

20(j) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1997-1.

20(k) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1997-2.

20(l) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1997-3.

20(m) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1997-4.

20(n) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1998-1.

20(o) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1998-2.

20(p) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1998-3.

20(q) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1998-4.

20(r) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1998-6.

20(s) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1998-7.

20(t) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1999-1.

20(u) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1999-2.

20(v) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1999-3.

20(w) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1999-4.

20(x) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1999-5.

20(y) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 1999-6.

20(z) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-1.

20(aa) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-2.

20(ab) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-3.

20(ac) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-4.

20(ad) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-A.

20(ae) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-5.

20(af) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-6.

20(ag) Monthly Certificateholders' Statement, related to the month ending July 31, 2000, for Series 2000-7.